UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) Of
The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported)
April 4, 2018

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET PALO ALTO, CA		94,304
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (650) 687-5817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

❑	Emerging growth company

❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

    On April 4, 2018, Hewlett Packard Enterprise Company (“the Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 14, 2018.

Proposal 1

    The Company’s stockholders elected thirteen individuals to the Company's Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Ammann	1,210,342,532	5,101,628	1,351,181	185,417,065
Michael J. Angelakis	1,199,673,154	15,225,559	1,896,628	185,417,065
Leslie A. Brun	1,190,570,704	24,353,316	1,871,321	185,417,065
Pamela L. Carter	1,200,760,709	14,781,788	1,252,844	185,417,065
Raymond J. Lane	978,280,991	237,268,749	1,245,601	185,417,065
Ann M. Livermore	1,209,649,149	6,109,822	1,036,370	185,417,065
Antonio F. Neri	1,210,327,044	5,186,925	1,281,372	185,417,065
Raymond E. Ozzie	1,210,356,341	5,059,458	1,379,542	185,417,065
Gary M. Reiner	1,205,993,519	9,445,785	1,356,037	185,417,065
Patricia F. Russo	1,136,255,330	78,118,931	2,421,080	185,417,065
Lip-Bu Tan	1,063,594,265	151,755,691	1,445,385	185,417,065
Margaret C. Whitman	1,208,708,497	7,003,964	1,082,880	185,417,065
Mary Agnes Wilderotter	1,200,344,413	15,202,054	1,248,874	185,417,065

Proposal 2
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,366,207,709	32,246,312	3,758,385	0

Proposal 3
The Company’s stockholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,152,209,494	61,705,062	2,880,785	185,417,065

Proposal 4
The Company’s stockholders did not approve a stockholder proposal to provide for right to act by written consent, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
578,760,743	634,148,436	3,886,162	185,417,065

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: April 9, 2018	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	General Counsel and Assistant Secretary